                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                   8 5/8% SENIOR SUBORDINATED NOTES DUE 2007
                          ISSUED ON DECEMBER 17, 1998
                                       OF

                             ARGO-TECH CORPORATION

                           CUSIP:

     As set forth in the prospectus dated                , 1999, of Argo-Tech
Corporation (the "Company") and in the accompanying Letter of Transmittal and instructions thereto, this form or a substantially equivalent form must be used to accept the Company's offer to exchange all of its outstanding 8 5/8% Senior Subordinated Notes due 2007 that were issued on December 17, 1998 (the "Outstanding Notes") for its 8 5/8% Senior Subordinated Notes due 2007 which have been registered under the Securities Act of 1933, if

     - certificates for the Outstanding Notes are not immediately available

     - or if the Outstanding Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to Harris Trust and Savings Bank prior to 5:00 p.m. on the expiration date of the exchange offer, the exchange agent, or

     - the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the expiration date.

     This form may be delivered by an eligible institution (as defined in the prospectus) by hand or transmitted by facsimile transmission, overnight courier or mail to the exchange agent as set forth below.

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
1999, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OUTSTANDING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.

                       To: Harris Trust and Savings Bank
            c/o Harris Trust Company of New York, The exchange agent
        By Registered or Certified Mail, Overnight Courier, or By Hand:
                         Harris Trust and Savings Bank
                      c/o Harris Trust Company of New York
                           Corporate Trust Department
                                 88 Pine Street
                                   19th Floor
                            New York, New York 10005

                                 By Facsimile:
                         Harris Trust and Savings Bank
                      c/o Harris Trust Company of New York
                           Corporate Trust Department
                                 (212) 701-7636
                             Confirm by telephone:
                                 (212) 701-7624
                            ------------------------

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Outstanding Notes is required to be guaranteed by an eligible institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to Argo-Tech Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the prospectus and the Letter of Transmittal (which together constitute the Company's exchange offer), receipt of which is hereby acknowledged, Outstanding Notes pursuant to the guaranteed delivery procedures set forth in Instruction I of the Letter of Transmittal.

     The undersigned understands that tenders of Outstanding Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understands that tenders of Outstanding Notes pursuant to the exchange offer may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Outstanding Notes (if
available)                                       Address

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------
Principal Amount of Outstanding Notes            Area Code and Tel. No.

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------
Name(s) of Record Holder(s)                      Signature(s)

---------------------------------------------    ---------------------------------------------

---------------------------------------------    ---------------------------------------------
                                                 Dated:

                                                 ---------------------------------------------
                                                 If Outstanding Notes will be delivered by
                                                 book-entry transfer at the Depository Trust
                                                 Company,
                                                 Depository Account No:

                                                 ---------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates for Outstanding Notes or on a security position listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

NAME(S): _____________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

CAPACITY: ____________________________________________________________________

ADDRESS(ES): _________________________________________________________________

______________________________________________________________________________

                                   GUARANTEE

                    (Not To Be Used for Signature Guarantee)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 hereby:

          - represents that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934,

          - represents that such tender of Outstanding Notes complies with Rule 14e-4 under the Securities Exchange Act of 1934 and

          - guarantees that delivery to the exchange agent of certificates for the Outstanding Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Outstanding Notes into the exchange agent's account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will be received by the exchange agent at one of its addresses set forth above within three business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND OUTSTANDING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm: __________________________________________________________________

Address: _______________________________________________________________________
                                       (Zip Code)

Area Code and Tel. No.: ________________________________________________________

Authorized Signature: __________________________________________________________

Name: __________________________________________________________________________
                                (Please Type or Print)

Title: _________________________________________________________________________

Date:  __________________________________

NOTE: DO NOT SEND OUTSTANDING NOTES WITH THIS FORM. OUTSTANDING NOTES SHOULD BE
      SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN THREE NEW YORK STOCK EXCHANGE TRADING DAYS AFTER THE EXPIRATION DATE.